                     GUARANTY

     THIS GUARANTY ("Guaranty") is made as of April 1, 1997, by Emeritus Corporation, a
Washington corporation ("Guarantor" or
"Emeritus"), in favor of TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("HCP").
Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Assignment Agreement (as defined below).

                     RECITALS

     A.    Pursuant to the terms of that certain
Assignment Agreement of even date herewith by and between Emeritus Corporation, a Washington corporation ("Emeritus"), as assignor, and HCP, as assignee, (the "Assignment Agreement"), Emeritus has agreed to assign to HCP certain of Emeritus's right, title and interest under the Purchase and Sale Agreements in and to the E1 Paso Property, the San Antonio Property and the San Marcos
Property.

     B.   Pursuant to the terms of (i) that
certain lease of even date herewith by and between ESC III, L.P. D/B/A TEXAS-ESC III, L.P., a
Washington limited partnership ("ESC"), as lessee, and HCP, as lessor, with respect to the E1 Paso
Property (the "EI Paso Lease"), (ii) that certain lease of even date herewith by and between ESC, as lessee, and HCP, as lessor, with respect to the San Antonio Property (the "San Antonio Lease") and
(iii) that certain lease of even date herewith by and between ESC, as lessee, and HCP, as lessor, with respect to the San Marcos Property (the "San
Marcos Lease", and collectively with the E1 Paso
Lease and the San Antonio Lease, "the Leases",
HCP has agreed to lease the El Paso Property, the San Antonio Property and the San Marcos Property
(collectively, the "Properties"), respectively, to
ESC.

     THEREFORE, to induce HCP to enter into the Assignment Agreement and the Leases and to consummate the transactions contemplated thereby and in consideration thereof, Guarantor unconditionally guarantees and agrees as follows:

     1.   GUARANTY.

     (a) Guarantor guarantees and promises to pay to HCP or order, on demand, in lawful money of the United States of America, all costs, expenses, fees, rents and other sums payable by ESC under each of the Leases and guarantees the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by ESC under each of the Leases, including, without limitation, any and all indemnification and insurance obligations and all obligations to operate, repurchase, rebuild, restore or repair the Properties or any facilities or improvements now or hereafter constituting a portion of the Properties.

     (b) Guarantor guarantees and promises to pay to HCP or order, on demand, in lawful money of the United States of America, any fees, costs, interest and charges of enforcement of each of the Leases, and preservation and protection of the Properties, if any, which would be owing by ESC under clause (a) above, but for the effect of the federal Bankruptcy Code., The obligations listed in Sections 1(a) and 1(b) are hereafter collectively referred to as the 'Guaranteed
Obligations".

     2. RIGHTS OF GUARANTEE. Except as otherwise provided in Section 18 hereof, Guarantor authorizes HCP, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor hereunder, from time to time to: (a) alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any Guaranteed Obligation; (b) extend, amend or terminate any of the Leases; (c) release ESC or any other party to any of the Leases by consent to any assignment (or otherwise) as to all or any portion of the Guaranteed Obligations; (d) release, substitute or add any one or more guarantors or lessees; (e) accept additional or substituted security for any Guaranteed
Obligation; (f) release or subordinate any security for any Guaranteed Obligation; (g) apply payments received from ESC or any other person to any obligations of ESC or such other person under the Leases, in such order as HCP shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (h) consent, .in the sole discretion of HCP to the merger, consolidation, restructuring, dissolution or other change in the structure of ESC or any other party to any of the Leases; (i) assign this Guaranty in whole or in part; and (k) consent to or permit, in HCP's sole discretion, a transfer of any Property to any other person, including, without limitation, a transfer of any Property to an Affiliate (as defined in the Leases). No exercise or non-exercise by HCP of any right hereby given to HCP, no neglect or delay in connection with exercising any such right, no dealing by HCP with ESC, Guarantor or any other person, and no change, impairment, release or suspension of any right or remedy of HCP against any person, including ESC and any other guarantor or other person, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse or right of offset against HCP.
Except as otherwise provided in Section 18 hereof, if HCP has exculpated ESC or any other party to any of the Leases from liability in whole or in part and/or agreed to look solely to any Property, any security for the Guaranteed Obligations or any other asset for the satisfaction of the Guaranteed
Obligations, such exculpation and/or agreement shall not affect the obligations of Guarantor hereunder, it being understood that Guarantor's obligations hereunder are independent of the obligations of ESC, any other guarantor and any other party to any of the Leases, and are to be construed as if no such exculpation or agreement had been given to ESC, any other guarantor or any other party to. any of the Leases. It is further understood and agreed that if any such exculpation or agreement has been or at any time hereafter is given to ESC or its affiliates, any other guarantor or any other party to any of the Leases, HCP has done or will do so in reliance upon the agreement of Guarantor expressed herein, subject to the limitations set forth in Section 18 hereof.

     3.   GUARANTOR'S GENERAL WAIVERS. Except as
otherwise provided in Section 18 hereof, Guarantor waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of ESC, Guarantor or any other guarantor or other person, or by reason of the cessation or limitation of the liability of ESC, Guarantor or any other guarantor or other person from any cause other than full payment and performance of all obligations due under the Leases; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of ESC or any other person, or any defect in the formation of ESC or any other person; (c) the unenforceability or invalidity of any security or guaranty or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any right or defense based upon HCP's election of any remedy against Guarantor, ESC or any other person;


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

(e) any defense based upon HCP's failure to disclose to Guarantor any information concerning
ESC s or any other person's financial condition or any other circumstances bearing on ESC's or any other person's ability to pay and perform all obligations due under the Leases; (f) any failure by HCP to give notice to ESC, Guarantor or any other person of the sale or other disposition of security held for the obligations due under any of the Leases, and any defect in notice given by HCP in connection with any such sale or disposition of security held for the obligations due under any of the Leases; (g) any failure of HCP to comply with applicable laws in connection with the sale or disposition of security held for the obligations due under any of the Leases, including, without limitation, any failure by HCP to conduct a commercially reasonable sale or other disposition of such security; (h) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety's or guarantor's obligations in proportion to the principal's obligation; (i) any use of cash collateral under Section 363 of the Federal
Bankruptcy Code; (j) any defense based upon HCP's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of
Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal
Bankruptcy Code; (1) any right to enforce any remedy which HCP may have against ESC or any other person and any right to participate in, or benefit from, any security now or hereafter held by HCP for the obligations due under any of the Leases;
(m) presentment, demand, protest and notice of any kind, including notice of acceptance of this Guaranty and of the existence, creation or incurring of new or additional guaranteed obligations; (n) the benefit of any statute of limitations affecting the liability of ESC or any other person, enforcement of any of the Leases, the liability of Guarantor hereunder or the enforcement hereof; (o) relief from any applicable valuation or appraisement laws; and (p) any defense based upon any other action by HCP, whether authorized by Section 2 or otherwise, or any omission by HCP or other failure of HCP to pursue, or delay in pursuing, any other remedy in HCP's power. Guarantor agrees that the payment and performance of all obligations due under the Leases or any part thereof or other act which tolls any statute of limitations applicable to any of the Leases shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

     4.   WAIVER OF RIGHTS OF SUBROGATION.
Notwithstanding anything to the contrary contained herein or in any other document to which Guarantor is a party, until all obligations under this Guaranty are fully paid and performed, Guarantor hereby expressly waives with respect to ESC and any other person (including any surety) any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against ESC or any other person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty or any other document to which Guarantor is a party. Guarantor agrees that Guarantor shall not have or assert any such rights against ESC or any other person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantor by ESC or any other person (whether as borrower or in any other capacity) or by HCP unless and until all obligations under this Guaranty are fully paid and performed.
Guarantor hereby acknowledges and agrees that this waiver is intended to benefit HCP

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

and shall not limit or otherwise affect
Guarantor's liability to HCP hereunder, under any other document to which Guarantor is a party, or the enforceability hereof or thereof or Guarantor's rights against ESC under any other document except as expressly set forth herein.

     5.   GUARANTOR'S WARRANTIES AND COVENANTS.
Guarantor warrants and acknowledges that: (a) HCP would not enter into the Leases and consummate the transactions contemplated thereby but for this Guaranty; (b) Guarantor has read and understands the Leases; (c) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor as of the date hereof, regardless of whether HCP obtains other collateral or any guaranties from others or takes any other action not contemplated by Guarantor; (d)
Guarantor has established adequate means of obtaining from sources other than HCP, on a continuing basis, financial and other information pertaining to ESC's and any other person's financial condition, and the status of ESC's and any other person's payment and performance of all obligations due under the Leases, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and HCP has made no representation to Guarantor as to any such matters; (e) the most recent financial statements of Guarantor delivered to HCP are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles disclosed in writing and acceptable to HCP) and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; and
(f) except as permitted by Section 24.1.1 of each of the Leases, Guarantor has not and shall not, without the prior written consent of HCP, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein, without HCP's prior written consent, which consent may be given or withheld in HCP's sole discretion.

     6. SUBORDINATION. Until all the obligations under this Guaranty are fully paid and performed, Guarantor hereby subordinates all present and future indebtedness owing by ESC and any Affiliate of ESC to Guarantor to the obligations at any time owing by ESC or any Affiliate of ESC to HCP under any of the Leases; provided, that payments under any such indebtedness may be received by Guarantor so long as no Event of Default exists under any of the Leases. Guarantor agrees to make no claim for such indebtedness until all obligations of ESC and any Affiliate of ESC under each of the Leases and all other direct and indirect obligations of Guarantor to HCP have been fully discharged or such Event of Default has been waived.

     7.   BANKRUPTCY OF ESC OR AN OTHER PERSON;
REINSTATEMENT AND REVIVAL. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file, on or before the date which is fifteen (15) days prior to the expiration of the prescribed statutory period for filing of claims, all claims which Guarantor may have against ESC or any other person relating to any indebtedness of ESC to Guarantor and shall assign to HCP all rights of Guarantor thereunder, but only to the extent necessary to satisfy any obligations owing to HCP under the Leases or hereunder. If Guarantor does not timely file any such claim, HCP, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in HCP's discretion, to assign the claim to a nominee and to cause proof of claim to be

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

filed in the name of HCP's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. HCP or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to HCP the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to HCP all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that HCP receives cash by reason of any such payment or distribution;
provided further, that HCP's rights in such sums shall be limited to the amounts necessary to satisfy the obligations owing to HCP under the Leases or hereunder. If HCP receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.
The liability of Guarantor hereunder shall be reinstated and revived, and the rights of HCP shall continue, with respect to any amount at any time paid by ESC or any other person on account of the obligations under the Leases which HCP shall be required to restore or return upon the bankruptcy, insolvency or reorganization of ESC or any other person or for any other reason, all as though such amount had not been paid.

     8.   DISCLOSURE OF INFORMATION. HCP shall
have the right at any time to sell, assign, transfer, negotiate or grant participation in all or any part of any of the Leases and/or this Guaranty, and Guarantor acknowledges and agrees that, in connection with any such action by HCP, HCP may forward to each actual or prospective assignee, transferee or participant all documents and information in HCP's possession, relating to this Guaranty or to Guarantor, whether such documents and information were furnished by ESC or Guarantor to HCP or otherwise.

     9.   ADDITIONAL, INDEPENDENT AND UNSECURED
OBLIGATIONS. This is a guaranty of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This
Guaranty is independent of the obligations of ESC and any other person under the Leases. HCP may bring a separate action to enforce the provisions hereof against Guarantor without taking action against ESC or any other person or joining ESC or any other person as a party to such action, and without first or concurrently proceeding against any security held by HCP. This Guaranty is secured and shall be deemed to be secured by any security instrument which recites that it secures this Guaranty.

     10.  ATTORNEYS' FEES; ENFORCEMENT. If prior
to the filing of any legal action or proceeding any attorney is engaged by HCP to enforce any provision of this Guaranty after breach by Guarantor of its obligations hereunder or to enforce any provision of any of the Leases as a consequence of any default or event of default under any of the Leases, then Guarantor shall immediately pay on demand all Attorneys' Fees and Costs, as defined below, incurred by HCP in connection therewith, together with interest thereon from the date of such demand until paid, at the then applicable Overdue Rate (as defined in the Leases). In addition, if any action or proceeding is commenced by HCP or Guarantor to enforce or interpret this Guaranty or the Leases, the party prevailing in such action or proceeding and any appeal thereupon shall be paid all Attorneys' Fees and Costs by the losing party. As used in this Guaranty, "Attorneys' Fees and Costs" shall

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

mean all the fees and expenses of outside counsel to HCP, which may include, without limitation, costs incurred for printing, photostating, duplicating, facsimile transmissions, record searches, appraisals, air freight charges and other expenses, and fees billed for law clerks, paralegals, librarians, experts, accountants, and others not admitted to the bar but performing services under the supervision of or on behalf of an attorney. The term "Attorneys' Fees and Costs" shall also include, without limitation all such fees and expenses incurred with respect to appeals, arbitrations, and bankruptcy proceedings.

      11.      EFFECT OF WAIVERS. Guarantor
warrants and agrees that each of the waivers set forth in this Guaranty is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

      12.      RULES OF CONSTRUCTION. The term
"ESC" as used herein shall include any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of ESC under any of the Leases. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term
"Guarantor" shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

     13.  GOVERNING LAW. THIS GUARANTY SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF WASHINGTON EXCEPT TO THE
EXTENT PREEMPTED BY FEDERAL LAWS.

     14.  NO THIRD PARTY BENEFICIARIES. This
Guaranty is solely for the benefit of HCP and its successors and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, ESC.

     15.  AMENDMENTS. Neither this Guaranty nor
any provision hereof may be amended, modified, waived, discharged or terminated except by an instrument in writing duly signed by or on behalf of HCP and Guarantor.

     16.  MISCELLANEOUS. The provisions of this
Guaranty shall bind and benefit the successors and assigns of Guarantor and HCP. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

              17.   WAIVER OF RIGHT TO TRIAL BY
JURY. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE
ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO
ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION
OF THE UNITED STATES, THE STATE OF WASHINGTON AND
THE STATE WHERE THE PROPERTIES ARE LOCATED.
GUARANTOR HEREBY

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

EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1)
ARISING UNDER THIS GUARANTY OR ANY OTHER
INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR
DELIVERED IN CONNECTION HEREWITH OR (2) IN ANY WAY
CONNECTED WITH OR RELATED OR INCIDENTAL TO THE
DEALINGS OF HCP AND GUARANTOR WITH RESPECT TO THIS
GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR
AGREEMENT EXECUTED OR DELIVERED IN CONNECTION
HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR
THERETO, IN EACH CASE WHETHER NOW EXISTING OR
HEREAFTER ARISING, AND WHETHER SOUNDING IN
CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR
HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED
BY COURT TRIAL WITHOUT A JURY, AND THAT HCP OR
GUARANTOR MAY FILE AN ORIGINAL COUNTERPART OR A
COPY OF THIS SECTION WITH ANY COURT AS WRITTEN
EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER
OF ITS RI HT TO TRIAL BY JURY.

      18.  ADDITIONAL PROVISIONS. Such additional
terms, covenants and conditions as may be set forth on any exhibit executed by Guarantor and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.


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      IN WITNESS WHEREOF, Guarantor has executed
this Guaranty as of the date first written above.

                    "Guarantor"

                    EMERITUS CORPORATION, a
                    Washington corporation

                    By: /s/ Raymond R. Brandstrom

-----------------------------------------------

Name:  Raymond R. Brandstrom
                    Its:  President







































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